Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

  I, John B. Woodlief, state and attest that I am the Vice President - Finance and Chief Financial Officer of Ruddick Corporation (the "Company"). I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of the Company for the quarter ended March 30, 2003 containing financial statements (the "periodic report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

  the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.
 /s/ John B. Woodlief
Name: John B. Woodlief
Title: Vice President - Finance and Chief Financial Officer
Date: May 13, 2003

  [ A signed original of this written statement required by Section 906 has been provided to
Ruddick Corporation and will be retained by Ruddick Corporation and furnished to the
Securities and Exchange Commission or its staff upon request.]